UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10423

Seligman Investment Grade Fixed Income Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 9/30

Date of reporting period: 3/31/06

FORM N-CSR

ITEM 1.       REPORTS TO STOCKHOLDERS.

Seligman
Investment Grade Fixed Income Fund, Inc.

Mid-Year Report
March 31, 2006

Seeking a High Level of Current Income Consistent with Prudent Exposure to Risk and Secondly, Capital Appreciation

J. & W. Seligman & Co.
Incorporated
Established 1864
100 Park Avenue, New York, NY 10017

Seligman
142 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 142 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1
Performance and Portfolio Overview	2
Understanding and Comparing Your Fund’s Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Notes to Financial Statements	13
Financial Highlights	21
Matters Relating to the Directors’ Consideration of the Management Agreement	27
Board of Directors and Executive Officers	33
Additional Fund Information	34

To The Shareholders

Your mid-year shareholder report for Seligman Investment Grade Fixed Income Fund, Inc. follows this letter. This report contains the Fund’s investment results, financial statements, and a portfolio of investments.

For the six months ended March 31, 2006, the Fund posted a total return of (0.64)% based on the net asset value of Class A shares. For the same period, the Lipper Corporate Debt BBB-Rated Funds Average returned 0.05% and the US investment-grade bond market, as measured by the Lehman Brothers Government/Credit Index, posted a total return of (0.42)%.

We are pleased to announce that, effective April 7, 2006, Francis L. Mustaro joined Seligman as the Fund’s Portfolio Manager. Mr. Mustaro was previously a Managing Director and Senior Portfolio Manager in the Core Fixed Income Group of Citigroup Asset Management where he was responsible for managing $2.2 billion in government, corporate, asset-backed, and mortgage-backed securities for defined contribution, insurance, mutual fund, and central bank clients.

We thank you for your continued support of Seligman Investment Grade Fixed Income Fund and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

May 17, 2006

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Seligman Data Corp. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	(800) 221-2450 (800) 445-1777 (212) 682-7600 (800) 622-4597	Shareholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Investment Grade Fixed Income Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes than an investor may pay on distributions or the redemption of shares. Since the Fund’s inception, J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to reimburse expenses other than management fees and distribution and service fees to the extent such expenses exceed 0.50% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until at least January 31, 2007. Absent such reimbursements, returns and yields would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares do not have sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1 The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

Performance and Portfolio Overview

Investment Results

Total Returns

For the Periods Ended March 31, 2006

		Average Annual
	Six Months*	One Year	Class A, B, C and D Since Inception 10/1/01	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(5.41)%	(3.98)%	2.03%	n/a	n/a
Without Sales Charge	(0.64)	0.85	3.15	n/a	n/a
Class B
With CDSC†	(5.88)	(4.76)	1.99	n/a	n/a
Without CDSC	(1.00)	0.11	2.39	n/a	n/a
Class C
With Sales Charge and CDSC††	(2.94)	(1.83)	2.17	n/a	n/a
Without Sales Charge and CDSC	(1.01)	0.10	2.39	n/a	n/a
Class D
With 1% CDSC	(2.12)	(0.87)	n/a	n/a	n/a
Without CDSC	(1.15)	0.10	2.36	n/a	n/a
Class I	(0.67)	0.95	n/a	3.39%	n/a
Class R
With 1% CDSC	(1.88)	(0.47)	n/a	n/a	n/a
Without CDSC	(0.90)	0.50	n/a	n/a	1.11%
Lehman Brothers Government/Credit Index‡	(0.42)	2.02	4.62	4.64	2.53
Lipper Corporate Debt BBB-Rated Funds Average‡	0.05	2.22	4.35	5.20	3.72

See footnotes on page 4.

Performance and Portfolio Overview

Investment Results

Net Asset Value Per Share				Dividend Per Share and Yield Information For the Period Ended March 31, 2006
	3/31/06	9/30/05	3/31/05	DividendsØ	SEC 30-Day YieldØØ
Class A	$6.97	$7.15	$7.16	$0.133	3.83%
Class B	6.97	7.15	7.16	0.109	3.31
Class C	6.97	7.15	7.16	0.107	3.26
Class D	6.96	7.15	7.15	0.107	3.30
Class I	6.96	7.15	7.16	0.142	4.27
Class R	6.96	7.15	7.16	0.125	3.83

Weighted Average Maturity 8.71 years

Portfolio Composition
	Percent of Total		Moody’s Ratings#
	3/31/06	9/30/05	Aaa	61.2%
US Government Securities	39.0%	37.1%	Aa	0.9
Government Agency Securities	17.6	11.2	A	10.7
Government Agency Mortgage-Backed Securities	1.2	1.5	Baa	15.3
Corporate Bonds	36.7	36.4	Ba	10.1
Short-Term Securities	5.5	13.8	B	1.8
Total	100.0%	100.0%	Total	100.0%

*	Returns for periods of less than one year are not annualized.
†	The CDSC is 5% for periods of one year or less and 2% since inception.
††	The CDSC is 1% for periods of 18 months or less.
#
Credit ratings are those issued by Moody’s Investors Service, Inc. (“Moody’s”). Percentages are based on current market values of long-term holdings at March 31, 2006. Holdings and credit ratings are subject to change.

‡
The Lehman Brothers Government/Credit Index (the “Lehman Index”) and the Lipper Corporate Debt BBB-Rated Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Index is composed of investment-grade bonds (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s). The Lipper Average measures the performance of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Lehman Index excludes the effect of taxes, fees and sales charges, and the Lipper Average excludes the effect of taxes and sales charges. Investors cannot invest directly in an index or average.

Ø	Represents per share amount paid or declared for the period ended March 31, 2006.
ØØ
Current yield, representing the annualized yield for the 30-day period ended March 31, 2006, has been computed in accordance with SEC regulations and will vary. During the period, the Manager reimbursed expenses of each class. Without these reimbursements, the yields would have been as follows:

Class A	Class B	Class C	Class D	Class I	Class R
2.42%	1.60%	1.58%	1.62%	4.22%	2.38%

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of October 1, 2005 and held for the entire six-month period ended March 31, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 10/1/05	Annualized Expense Ratio*	Ending Account Value 3/31/06	Expenses Paid During Period** 10/1/05 to 3/31/06	Ending Account Value 3/31/06	Expenses Paid During Period** 10/1/05 to 3/31/06
Class A	$1,000.00	1.25%	$993.60	$6.21	$1,018.70	$ 6.29
Class B	1,000.00	2.00	990.00	9.92	1,014.96	10.05
Class C	1,000.00	2.00	989.90	9.92	1,014.96	10.05
Class D	1,000.00	2.00	988.50	9.92	1,014.96	10.05
Class I	1,000.00	1.00	993.30	4.97	1,019.95	5.04
Class R	1,000.00	1.50	991.00	7.45	1,017.45	7.54

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges. The Manager has contractually undertaken to reimburse expenses other than the management fee and 12b-1 fees to the extent that they exceed 0.50% per annum of average net assets through at least January 31, 2007. Absent such waiver, the expense ratios and expenses paid for the period would have been higher.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period October 1, 2005 to March 31, 2006, multiplied by the average account value over the period, multiplied by 182/365 (number of days in the period).

Portfolio of Investments (unaudited)
March 31, 2006

	Principal Amount	Value
US Government and Government Agency Securities 58.4%
US Government Securities 39.4%
US Treasury Bond 5.375%, 2/15/2031	$1,890,000	$1,990,111
US Treasury Notes:
4.375%, 1/31/2008	2,920,000	2,896,620
4.5%, 2/15/2009	4,190,000	4,154,976
4.5%, 2/28/2011	30,000	29,572
4.5%, 2/15/2016	2,026,000	1,971,077
Total US Government Securities		11,042,356

Government Agency Securitiesø 17.8%
Fannie Mae:
4.75%, 8/25/2008	740,000	734,393
5.6%, 2/8/2016	980,000	968,350
Freddie Mac:
5.05%, 12/8/2008	980,000	976,846
5.4%, 2/28/2011	450,000	448,733
5%, 8/15/2012	905,000	893,697
5.5%, 8/20/2019	785,000	767,197
6.25%, 7/15/2032	165,000	186,953
Total Government Agency Securities		4,976,169

Government Agency Mortgage-Backed Securities††ø 1.2%
Fannie Mae:
7%, 7/1/2008	18,428	18,700
7%, 2/1/2012	11,948	12,125
6.5%, 5/1/2017	47,123	48,267
5.5%, 2/1/2018	95,114	94,637
7%, 1/1/2032	48,076	49,579
7%, 5/1/2032	103,995	107,224
Total Government Agency Mortgage-Backed Securities		330,532
Total US Government and Government Agency Securities (Cost $16,483,403)		16,349,057

See footnotes on page 9.

Portfolio of Investments (unaudited)
March 31, 2006

	Principal Amount	Value
Corporate Bonds 37.0%
Aerospace and Defense 0.6%
Honeywell International 5.4%, 3/15/2016	$160,000	$158,238
Auto Components 0.5%
Johnson Controls 5.5%, 1/15/2016	145,000	140,881
Capital Markets 1.7%
Ameriprise Financial 5.35%, 11/15/2010	295,000	292,315
Credit Suisse 5.25%, 3/2/2011	195,000	192,982
		485,297
Commercial Banks 0.7%
Wachovia Capital Trust 5.8%, 8/29/2049#	200,000	196,704
Consumer Finance 2.1%
Capital One Bank 5%, 6/15/2009	280,000	276,880
Nissan Motor Acceptance 5.625%, 3/14/2011†	315,000	314,170
		591,050
Diversified Financial Services 2.0%
CIT Group:
4.75%, 8/15/2008	205,000	202,438
6%, 4/1/2036	105,000	101,391
Citigroup 5.875%, 2/22/2033	60,000	58,493
International Lease Finance 5%, 9/15/2012	205,000	197,389
		559,711
Electric Utilities 5.4%
Carolina Power & Light 5.25%, 12/15/2015	325,000	314,969
Commonwealth Edison 3.7%, 2/1/2008	140,000	135,841
Dayton Power & Light 5.125%, 10/1/2013	190,000	184,460
MidAmerican Energy Holdings 6.125%, 4/1/2036†	440,000	432,176
Nevada Power 6.65%, 4/1/2036†	335,000	334,859
Progress Energy:
7.75%, 3/1/2031	75,000	87,446
7%, 10/30/2031	30,000	32,340
		1,522,091
Food and Staples Retailing 0.6%
Stater Brothers Holdings 8.125%, 6/15/2012	155,000	155,581

See footnotes on page 9.

Portfolio of Investments (unaudited)
March 31, 2006

	Principal Amount	Value
Food Products 1.1%
Dean Foods 6.625%, 5/15/2009	$155,000	$157,325
Smithfield Foods 7%, 8/1/2011	155,000	155,000
		312,325
Health Care Providers and Services 2.5%
Fresenius Medical Care Capital Trust 7.875%, 6/15/2011	155,000	165,075
Humana 6.3%, 8/1/2018	165,000	168,170
Omnicare 6.875%, 12/15/2015	155,000	155,387
UnitedHealth Group 3.3%, 1/30/2008	220,000	212,495
		701,127
Hotels, Restaurants and Leisure 1.8%
Royal Caribbean Cruises 6.875%, 12/1/2013	315,000	325,445
Starwood Hotels and Resorts World 7.875%, 5/1/2012	155,000	169,337
		494,782
Household Durables 0.8%
Centex 4.875%, 8/15/2008	235,000	231,380
Independent Power Producers and Energy Traders 1.2%
Black Hills 6.5%, 5/15/2013	350,000	350,363
Insurance 3.5%
Allstate 5.95%, 4/1/2036	160,000	156,384
Endurance Specialty Holdings 6.15%, 10/15/2015	330,000	327,582
Markel 6.8%, 2/15/2013	430,000	441,856
St. Paul Travelers 5.5%, 12/1/2015	70,000	68,600
		994,422
Machinery 0.6%
Westinghouse Air Brake Technologies 6.875%, 7/31/2013	155,000	157,712
Media 0.5%
Comcast:
5.9%, 3/15/2016	70,000	68,776
6.45%, 3/15/2037	70,000	67,574
		136,350
Metals and Mining 1.0%
BHP Billiton Finance 5%, 12/15/2010	290,000	285,403

See footnotes on page 9.

Portfolio of Investments (unaudited)
March 31, 2006

	Principal Amount	Value
Multi-Utilities 1.4%
Alabama Power 4.99%, 8/25/2009#	$165,000	$165,640
Consolidated Edison 5.85%, 3/15/2036	160,000	157,176
Southern California Edison 5%, 1/15/2016	75,000	71,603
		394,419
Office Electronics 1.1%
Xerox 6.4%, 3/15/2016	315,000	314,213
Oil, Gas and Consumable Fuels 4.3%
Amerada Hess 7.125%, 3/15/2033	290,000	317,414
Kinder Morgan Finance 5.7%, 1/5/2016	290,000	283,054
Massey Energy 6.875%, 12/15/2013†	155,000	152,675
Peabody Energy 6.875%, 3/15/2013	155,000	158,100
Tesoro 6.625%, 11/1/2015†	290,000	288,550
		1,199,793
Pharmaceuticals 1.0%
Wyeth 5.5%, 3/15/2013#	280,000	277,216
Real Estate 2.0%
Brandywine Operating Partners 6%, 4/1/2016	145,000	143,761
Health Care Properties 5.625%, 2/28/2013	145,000	143,080
Healthcare Realty Trust 5.125%, 4/1/2014	290,000	271,888
		558,729
Wireless Telecommunication Services 0.6%
Rogers Wireless 7.25%, 12/15/2012	155,000	164,106
Total Corporate Bonds (Cost $10,523,550)		10,381,893
Repurchase Agreement 5.5%
State Street Bank 4.06%, dated 3/31/2006, maturing 4/3/2006, in the amount of $1,548,524, collateralized by: $1,605,000 US Treasury Notes 4.625%, 3/31/2008, with a fair market value of $1,598,981 (Cost $1,548,000)	1,548,000	1,548,000
Total Investments (Cost $28,554,953) 100.9%		28,278,950

Other Assets Less Liabilities (0.9)%		(261,101)

Net Assets 100.0%		$28,017,849

†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
††
Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

ø	Securities issued by these agencies are neither guaranteed nor insured by the United States Government.
#	Floating rate security; the interest rate is reset periodically.

See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
March 31, 2006

Assets:
Investments, at value:
US Government and Government Agency Securities (Cost $16,483,403)	$16,349,057
Corporate bonds (Cost $10,523,550)	10,381,893
Repurchase Agreement (Cost $1,548,000)	1,548,000
Total investments (Cost $28,554,953)	28,278,950
Cash	6,302
Receivable for securities sold	305,872
Interest receivable	232,767
Receivable from the Manager (Note 4)	25,809
Expenses prepaid to shareholder service agent	3,105
Receivable for Capital Stock sold	1,807
Other	12,574
Total Assets	28,867,186
Liabilities:
Payable for securities purchased	639,014
Payable for Capital Stock repurchased	106,389
Dividends payable	36,264
Management fees payable	12,026
Distribution and service fees payable	7,054
Accrued expenses and other	48,590
Total Liabilities	849,337
Net Assets	$28,017,849
Composition of Net Assets:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized; 4,022,622 shares outstanding):
Class A	$2,125
Class B	339
Class C	174
Class D	152
Class I	1,233
Class R	—
Additional paid-in capital	29,293,389
Dividends in excess of net investment income	(25,731)
Accumulated net realized loss	(977,829)
Net unrealized depreciation of investments	(276,003)
Net Assets	$28,017,849
Net Asset Value Per Share:
Class A ($14,802,620 ÷ 2,125,208 shares)	$6.97
Class B ($2,358,354 ÷ 338,564 shares)	$6.97
Class C ($1,210,769 ÷ 173,800 shares)	$6.97
Class D ($1,058,984 ÷ 152,074 shares)	$6.96
Class I ($8,585,574 ÷ 1,232,754 shares)	$6.96
Class R ($1,548 ÷ 222 shares)	$6.96

See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Period Ended March 31, 2006

Investment Income:
Interest	$687,056
Expenses:
Management fee	69,938
Registration	58,498
Shareholder account services	50,989
Distribution and service fees	44,094
Auditing and legal fees	26,874
Custody and related services	15,110
Shareholder reports and communications	14,403
Directors’ fees and expenses	3,893
Miscellaneous	4,308
Total Expenses Before Reimbursement	288,107
Reimbursement of Expenses (Note 4)	(103,711)
Total Expenses After Reimbursement	184,396
Net Investment Income	502,660
Net Realized and Unrealized Loss on Investments:
Net realized loss on investments	(649,539)
Net change in unrealized depreciation of investments	(87,356)
Net Loss on Investments	(736,895)
Decrease in Net Assets from Operations	$(234,235)

See Notes to Financial Statements.

Statements of Changes in Net Assets
(unaudited)

	Six Months Ended March 31, 2006	Year Ended September 30, 2005
Operations:
Net investment income	$502,660	$740,467
Net realized loss on investments	(649,539)	(28,751)
Net change in unrealized depreciation of investments	(87,356)	(420,263)
Increase (Decrease) in Net Assets from Operations	(234,235)	291,453
Distributions to Shareholders:
Dividends from net investment income:
Class A	(268,809)	(403,737)
Class B	(41,228)	(72,672)
Class C	(19,735)	(34,038)
Class D	(16,059)	(29,840)
Class I	(156,456)	(200,105)
Class R	(28)	(75)
Total	(502,315)	(740,467)
Dividends in excess of net investment income:
Class A	(8,627)	(31,917)
Class B	(1,667)	(7,897)
Class C	(798)	(3,670)
Class D	(660)	(3,336)
Class I	(4,702)	(14,398)
Class R	(1)	(7)
Total	(16,455)	(61,225)
Decrease in Net Assets from Distributions	(518,770)	(801,692)
Transactions in Capital Stock:
Net proceeds from sales of shares	2,019,345	4,433,449
Investment of dividends	455,114	695,607
Exchanged from associated funds	1,356,263	2,675,074
Total	3,830,722	7,804,130
Cost of shares repurchased	(2,069,676)	(6,015,025)
Exchanged into associated funds	(629,551)	(4,498,174)
Total	(2,699,227)	(10,513,199)
Increase (Decrease) in Net Assets from Transactions in Capital Stock	1,131,495	(2,709,069)
Increase (Decrease) in Net Assets	378,490	(3,219,308)
Net Assets:
Beginning of period	27,639,359	30,858,667
End of Period (Net of dividends in excess of net investment income of $25,731 and $13,785, respectively)	$28,017,849	$27,639,359

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Organization — Seligman Investment Grade Fixed Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on June 21, 2001 as an open-end, diversified management investment company. The Fund had no operations prior to October 1, 2001 (commencement of operations) other than those related to organizational matters and the sale and issuance to Seligman Advisors, Inc. (the “Distributor”) of 14,006 shares of Capital Stock for $100,003 on August 23, 2001.

2.	Multiple Classes of Shares — The Fund offers six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in

Notes to Financial Statements (unaudited)

the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on bonds and other debt securities for financial reporting purposes. Dividends receivable are recorded on ex-dividend dates.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2006, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets. The Manager has contractually undertaken to

Notes to Financial Statements (unaudited)

reimburse the Fund’s expenses, other than management fees and distribution and service fees, that exceed 0.50% per annum of the Fund’s average daily net assets through at least January 31, 2007. For the six months ended March 31, 2006, the amount of expenses reimbursed by the Manager to the Fund was $103,711. At March 31, 2006, the Manager owed the Fund $25,809 relating to the reimbursement.

For the six months ended March 31, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares, and an affiliate of the Manager, received concessions of $280 from sales of Class A shares. Commissions of $1,777 and $64 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 2006, fees incurred under the Plan aggregated $17,808 or 0.24% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the six months ended March 31, 2006, amounted to $44.

For the six months ended March 31, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares amounted to $13,987, $6,727, $5,568 and $4, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the six months ended March 31, 2006, such charges amounted to $271. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2006, Seligman Services, Inc. received commissions of $46 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $598 pursuant to the Plan.

For the six months ended March 31, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $50,989 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder

Notes to Financial Statements (unaudited)

services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009, respectively. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of March 31, 2006, the Fund’s potential obligation under the Guaranties is $9,400. As of March 31, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors’ fees and expenses. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $917 was paid to the participating director in January 2006. As of March 31, 2006, no directors were participating in the deferred compensation arrangement.

5.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Funds. The directors currently have limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of participating banks. For the six months ended March 31, 2006, the Fund did not borrow from the credit facility.

6.	Purchases and Sales of Securities — Purchases and sales of securities, excluding US Government and Government agency securities and short-term investments, for the six months ended March 31, 2006, amounted to $45,082,152 and $50,383,850, respectively; purchases and sales of US Government and Government agency securities were $92,630,804 and $83,255,886, respectively.

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the

Notes to Financial Statements (unaudited)

differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended March 31, 2006, and will vary from the final tax information as of the Fund’s year end.

At March 31, 2006, the tax basis cost of investments for federal income tax purposes was $28,559,650. The tax basis cost was greater than the cost for financial reporting purposes due to the amortization of premiums for financial reporting purposes of $4,697.

At March 31, 2006, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$1,793
Gross unrealized depreciation of portfolio securities	(282,493)
Net unrealized depreciation of portfolio securities	(280,700)
Undistributed ordinary income	36,610
Capital loss carryforwards	(137,798)
Current period net realized loss	(861,409)
Total accumulated losses	$(1,243,297)

The tax characterization of distributions paid was as follows:

	Six Months Ended March 31, 2006	Year Ended September 30, 2005
Ordinary income	$518,770	$801,692

At September 30, 2005, the Fund had net capital loss carryforwards for federal income tax purposes of $137,798, which are available for offset against future taxable net capital gains, with $33,578 expiring in 2012 and $104,220 expiring in 2013. Accordingly, no capital gain distribution is expected to be paid to shareholders of the Fund until net capital gains have been realized in excess of the available capital loss carryforwards.

8.	Transactions in Capital Stock — The Fund has authorized one billion shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	97,577	$691,912	199,557	$1,448,801
Investment of dividends	32,893	233,030	50,814	368,181
Exchanged from associated funds	122,471	870,597	115,187	835,958
Conversion from Class B*	45,367	320,391	28,501	206,637
Total	298,308	2,115,930	394,059	2,859,577
Cost of shares repurchased	(130,788)	(925,307)	(455,460)	(3,313,822)
Exchanged into associated funds	(39,635)	(280,518)	(275,622)	(2,004,060)
Total	(170,423)	(1,205,825)	(731,082)	(5,317,882)
Increase (decrease)	127,885	$910,105	(337,023)	$(2,458,305)

See footnote on page 19.

Notes to Financial Statements (unaudited)

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	2,862	$20,249	12,572	$90,617
Investment of dividends	4,490	31,826	7,570	54,855
Exchanged from associated funds	53,197	376,913	135,652	984,389
Total	60,549	428,988	155,794	1,129,861
Cost of shares repurchased	(86,994)	(614,766)	(163,286)	(1,183,651)
Exchanged into associated funds	(24,379)	(172,000)	(108,788)	(785,816)
Conversion to Class A*	(45,351)	(320,282)	(28,491)	(206,565)
Total	(156,724)	(1,107,048)	(300,565)	(2,176,032)
Decrease	(96,175)	$(678,060)	(144,771)	$(1,046,171)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	2,860	$20,328	17,809	$129,355
Investment of dividends	2,338	16,570	4,188	30,339
Exchanged from associated funds	2,812	19,877	59,747	433,247
Total	8,010	56,775	81,744	592,941
Cost of shares repurchased	(32,017)	(226,821)	(66,265)	(482,065)
Exchanged into associated funds	(13,068)	(91,977)	(33,045)	(239,144)
Total	(45,085)	(318,798)	(99,310)	(721,209)
Decrease	(37,075)	$(262,023)	(17,566)	$(128,268)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	17,242	$121,842	76,588	$556,877
Investment of dividends	2,231	15,800	4,338	31,462
Exchanged from associated funds	12,509	88,876	55,721	403,652
Total	31,982	226,518	136,647	991,991
Cost of shares repurchased	(28,004)	(198,276)	(81,770)	(594,141)
Exchanged into associated funds	(12,036)	(85,056)	(199,590)	(1,450,820)
Total	(40,040)	(283,332)	(281,360)	(2,044,961)
Decrease	(8,058)	$(56,814)	(144,713)	$(1,052,970)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	164,662	$1,164,830	304,480	$2,207,111
Investment of dividends	22,284	157,861	29,097	210,713
Total	186,946	1,322,691	333,577	2,417,824
Cost of shares repurchased	(14,691)	(104,431)	(60,932)	(441,271)
Increase	172,255	$1,218,260	272,645	$1,976,553

See footnote on page 19.

Notes to Financial Statements (unaudited)

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	11	$75	85	$616
Investment of dividends	4	27	8	57
Exchanged from associated funds	—	—	2,442	17,828
Total	15	102	2,535	18,501
Cost of shares repurchased	(11)	(75)	(10)	(75)
Exchanged into associated funds	—	—	(2,519)	(18,334)
Total	(11)	(75)	(2,529)	(18,409)
Increase	4	$27	6	$92

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

9.  Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Investment Grade Fixed Income Fund).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Notes to Financial Statements (unaudited)

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance from its inception. Certain information reflects financial results for a single share of Capital Stock of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A
		Year Ended September 30,
	Six Months Ended 3/31/06	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$7.15	$7.29	$7.48	$7.41	$7.14
Income from Investment Operations:
Net investment income	0.12	0.20	0.17	0.18	0.23
Net realized and unrealized gain (loss) on investments	(0.17)	(0.12)	(0.06)	0.17	0.29
Total from Investment Operations	(0.05)	0.08	0.11	0.35	0.52
Less Distributions:
Dividends from net investment income	(0.12)	(0.20)	(0.17)	(0.18)	(0.23)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—	—	(0.09)	(0.06)	—
Total Distributions	(0.13)	(0.22)	(0.30)	(0.28)	(0.25)
Net Asset Value, End of Period	$6.97	$7.15	$7.29	$7.48	$7.41

Total Return	(0.64)%	1.06%	1.52%	4.94%	7.48%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$14,803	$14,288	$17,008	$15,055	$6,906
Ratio of expenses to average net assets	1.25%*	1.25%	1.25%	1.25%	1.25%
Ratio of net income to average net assets	3.66%*	2.76%	2.29%	2.46%	3.18%
Portfolio turnover rate	519.96%	444.20%	249.13%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.26%*	2.20%	2.27%	2.50%	5.52%
Ratio of net income (loss) to average net assets	2.65%*	1.81%	1.27%	1.21%	(1.09)%

See footnotes on page 26.

Financial Highlights (unaudited)

CLASS B
		Year Ended September 30,
	Six Months Ended 3/31/06	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$7.15	$7.29	$7.48	$7.41	$7.14
Income from Investment Operations:
Net investment income	0.10	0.15	0.11	0.13	0.17
Net realized and unrealized gain (loss) on investments	(0.17)	(0.13)	(0.06)	0.17	0.30
Total from Investment Operations	(0.07)	0.02	0.05	0.30	0.47
Less Distributions:
Dividends from net investment income	(0.10)	(0.14)	(0.11)	(0.13)	(0.18)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—	—	(0.09)	(0.06)	—
Total Distributions	(0.11)	(0.16)	(0.24)	(0.23)	(0.20)
Net Asset Value, End of Period	$6.97	$7.15	$7.29	$7.48	$7.41

Total Return	(1.00)%	0.31%	0.77%	4.17%	6.69%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,358	$3,110	$4,223	$4,441	$3,041
Ratio of expenses to average net assets	2.00%*	2.00%	2.00%	2.00%	2.00%
Ratio of net income to average net assets	2.91%*	2.01%	1.54%	1.71%	2.43%
Portfolio turnover rate	519.96%	444.20%	249.13%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	3.01%*	2.95%	3.02%	3.25%	6.27%
Ratio of net income (loss) to average net assets	1.90%*	1.06%	0.52%	0.46%	(1.85)%

See footnotes on page 26.

Financial Highlights (unaudited)

CLASS C
		Year Ended September 30,
	Six Months Ended 3/31/06	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$7.15	$7.29	$7.48	$7.41	$7.14
Income from Investment Operations:
Net investment income	0.10	0.15	0.11	0.13	0.17
Net realized and unrealized gain (loss) on investments	(0.17)	(0.13)	(0.06)	0.17	0.30
Total from Investment Operations	(0.07)	0.02	0.05	0.30	0.47
Less Distributions:
Dividends from net investment income	(0.10)	(0.14)	(0.11)	(0.13)	(0.18)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—	—	(0.09)	(0.06)	—
Total Distributions	(0.11)	(0.16)	(0.24)	(0.23)	(0.20)
Net Asset Value, End of Period	$6.97	$7.15	$7.29	$7.48	$7.41

Total Return	(1.01)%	0.31%	0.77%	4.17%	6.69%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,211	$1,509	$1,665	$1,862	$636
Ratio of expenses to average net assets	2.00%*	2.00%	2.00%	2.00%	2.00%
Ratio of net income to average net assets	2.91%*	2.01%	1.54%	1.71%	2.43%
Portfolio turnover rate	519.96%	444.20%	249.13%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	3.01%*	2.95%	3.02%	3.25%	6.27%
Ratio of net income (loss) to average net assets	1.90%*	1.06%	0.52%	0.46%	(1.85)%

See footnotes on page 26.

Financial Highlights (unaudited)

CLASS D
		Year Ended September 30,
	Six Months Ended 3/31/06	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$7.15	$7.29	$7.48	$7.41	$7.14
Income from Investment Operations:
Net investment income	0.10	0.15	0.11	0.13	0.17
Net realized and unrealized gain (loss) on investments	(0.18)	(0.13)	(0.06)	0.17	0.30
Total from Investment Operations	(0.08)	0.02	0.05	0.30	0.47
Less Distributions:
Dividends from net investment income	(0.10)	(0.14)	(0.11)	(0.13)	(0.18)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—	—	(0.09)	(0.06)	—
Total Distributions	(0.11)	(0.16)	(0.24)	(0.23)	(0.20)
Net Asset Value, End of Period	$6.96	$7.15	$7.29	$7.48	$7.41

Total Return	(1.15)%	0.31%	0.77%	4.17%	6.69%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,059	$1,145	$2,221	$2,149	$1,179
Ratio of expenses to average net assets	2.00%*	2.00%	2.00%	2.00%	2.00%
Ratio of net income to average net assets	2.91%*	2.01%	1.54%	1.71%	2.43%
Portfolio turnover rate	519.96%	444.20%	249.13%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	3.01%*	2.95%	3.02%	3.25%	6.27%
Ratio of net income (loss) to average net assets	1.90%*	1.06%	0.52%	0.46%	(1.85)%

See footnotes on page 26.

Financial Highlights (unaudited)

CLASS I
		Year Ended September 30,
	Six Months Ended 3/31/06	2005	2004	2003	11/30/01** to 9/30/02
Per Share Data:
Net Asset Value, Beginning of Period	$7.15	$7.29	$7.48	$7.41	$7.13
Income from Investment Operations:
Net investment income	0.13	0.21	0.18	0.20	0.20
Net realized and unrealized gain (loss) on investments	(0.18)	(0.12)	(0.06)	0.17	0.30
Total from Investment Operations	(0.05)	0.09	0.12	0.37	0.50
Less Distributions:
Dividends from net investment income	(0.13)	(0.21)	(0.18)	(0.20)	(0.20)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—	—	(0.09)	(0.06)	—
Total Distributions	(0.14)	(0.23)	(0.31)	(0.30)	(0.22)
Net Asset Value, End of Period	$6.96	$7.15	$7.29	$7.48	$7.41

Total Return	(0.67)%	1.30%	1.76%	5.26%	7.19%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$8,586	$7,586	$5,740	$3,715	$1,709
Ratio of expenses to average net assets	1.00%*	1.00%	0.98%	1.00%	1.00	%*
Ratio of net income to average net assets	3.91%*	3.01%	2.56%	2.71%	3.37	%*
Portfolio turnover rate	519.96%	444.20%	249.13%	508.53%	253.47	%††
Without expense reimbursement:†
Ratio of expenses to average net assets	1.11%*	1.12%		1.08%	5.10	%*
Ratio of net income (loss) to average net assets	3.80%*	2.89%		2.63%	(0.73	)%*

See footnotes on page 26.

Financial Highlights (unaudited)

CLASS R
		Year Ended September 30,
	Six Months Ended 3/31/06	2005	2004	4/30/03** to 9/30/03
Per Share Data:
Net Asset Value, Beginning of Period	$7.15	$7.29	$7.48	$7.42
Income from Investment Operations:
Net investment income	0.12	0.18	0.15	0.06
Net realized and unrealized gain (loss) on investments	(0.18)	(0.12)	(0.06)	0.09
Total from Investment Operations	(0.06)	0.06	0.09	0.15
Less Distributions:
Dividends from net investment income	(0.12)	(0.18)	(0.15)	(0.06)
Dividends in excess of net investment income	(0.01)	(0.02)	(0.04)	(0.03)
Distributions from net realized capital gain	—	—	(0.09)	—
Total Distributions	(0.13)	(0.20)	(0.28)	(0.09)
Net Asset Value, End of Period	$6.96	$7.15	$7.29	$7.48

Total Return	(0.90)%	0.88%	1.31%	1.98%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2	$2	$2	$2
Ratio of expenses to average net assets	1.50%*	1.50%	1.50%	1.50	%*
Ratio of net income to average net assets	3.41%*	2.51%	2.04%	1.94	%*
Portfolio turnover rate	519.96%	444.20%	249.13%	508.53	%†††
Without expense reimbursement:†
Ratio of expenses to average net assets	2.51%*	2.45%	2.52%	1.69	%*
Ratio of net income to average net assets	2.40%*	1.56%	1.02%	1.75	%*

*	Annualized.

**	Commencement of offering of shares.

†	Since the Fund’s inception, the Manager has contractually undertaken to reimburse expenses other than management fees and distribution and service fees to the extent such expenses exceed 0.50% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until at least January 31, 2007.

††	For the year ended September 30, 2002.

†††	For the year ended September 30, 2003.

See Notes to Financial Statements.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of the Fund unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuances and nature of materials to be provided to the directors, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determination with respect to the continuance of the Management Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether the fee level reflects any economies of scale for the benefit of investors;

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund;

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates receive from their relationship to the Fund;

11.	information about fees charged by the Manager to other clients with similar investment objectives;

12.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

13.	the terms of the Management Agreement.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund, including the Fund’s chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the directors had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors, Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manger’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares.

The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive the benefits described above. The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Corporate Debt BBB-Rated Funds Average over the one- and three-year periods ended September 30, 2005, and compared to the Lehman Brothers Government/Credit Bond Index and a group of ten competitor funds selected by the Manager over an annualized rolling three-year period ended September 30, 2005, for each calendar year in the 2002-to-2004 period, and for the first nine months of 2005, as applicable. The comparative information showed that the Fund’s investment results were below the Lipper average, the index and the competitor average over all periods except 2002 (the first full year of operations for the Fund), and that its Lipper ranking was in the last quartile for the one-year and three-year periods ended September 30, 2005. The Manager acknowledged the directors’ concerns about the Fund’s relative performance, reiterated the Manager’s commitment to enhancing its investment capabilities with a view to improving the Fund’s results, and reviewed with the directors various options under consideration by the Manager. The directors concluded that they were satisfied that the Manager was addressing their concerns and retained confidence in the Manager’s capabilities to manage the Fund.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The information showed that the Fund’s current effective management fee rate of 0.50% was lower than both the average and the median for the peer group. The Fund’s peer group consisted of 22 funds in the combined Lipper General Bond and Corporate Debt A/BBB-Rated Fund categories having between $5 million and $100 million of average net assets attributable to Class A shares in their most recent fiscal year.

The directors also considered the fees the Manager charges other clients with investment objectives similar to those of the Fund. One such client is an unregistered investment company whose shares are sold primarily outside the United States. The fee rate charged to this company is higher than the fee rate charged to the Fund. In addition, the management fee rate paid by the Investment Grade Fixed Income Portfolio of Seligman Portfolios, Inc., a “clone” of the Fund, is less than the fee rate charged to the Fund. The Manager explained that in view of its small size and the fact that, at various times, it has been subsidized by the Manager, the Manager had determined not to seek a fee rate increase for the Investment Grade Fixed Income Portfolio to match the fee rate of the Fund.

The Manager also manages accounts for institutional clients with investment objectives similar to the Fund. The fee rates payable by the Manager’s institutional clients are lower than the rates paid by the Fund. The Manager reviewed with the directors the significant differences in the scope of services the Manager provides to institutional clients and to the Fund. For example, the Management Agreement requires the Manager to provide, among other things, office facilities, officers (including the Fund’s chief compliance officer and officers to provide required certifications) and administrative services, such as shareholder communications, corporate housekeeping, tax compliance and securities law filings, with the attendant costs and exposure to liability. The Manager also coordinates the provision of services to the Fund by nonaffiliated service providers. Many of these services normally are not provided to non-investment company clients, and fees charged to the Fund reflect the costs and risks of the additional obligations. The Manager also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. The directors acknowledged and understood these considerations and accordingly gave appropriate weight to these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratio of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was within the range for funds in the peer group although significantly higher than the peer group median and average. The Manager noted that the Fund’s expense ratio was largely attributable to the Fund’s small size (approximately $28 million) and costs resulting from a large number of small accounts and high levels of account activity. The Manager stated that the Manager had taken steps to reduce the Fund’s expense ratio in the past year by renegotiating arrangements with certain third-party administrators. The directors noted that the Manager was waiving its fees or reimbursing the Fund’s expenses to the extent that those expenses (other than management fees, 12b-1 fees and extraordinary expenses) exceeded 0.50% per year, and that the effect of this waiver was reflected in the expense ratio information they reviewed. The directors were satisfied that the Fund’s expense ratio was acceptable in the Fund’s particular circumstances.

Economies of Scale

The directors noted that the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all and that, in any event, the Fund did not benefit from significant net sales in recent times. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Board of Directors

John R. Galvin 1, 3

- Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
- Chairman Emeritus, American Council on Germany

Alice S. Ilchman 2, 3

- President Emerita, Sarah Lawrence College
- Director, Jeannette K. Watson Fellowship and Public Broadcasting System
- Trustee, Committee for Economic Development
- Governor of the Court of Governors, London School of Economics

Frank A. McPherson 2, 3

- Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation
- Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education

Betsy S. Michel 1, 3

- Trustee, The Geraldine R. Dodge Foundation

William C. Morris

- Chairman, J. & W. Seligman & Co. Incorporated, Carbo Ceramics Inc., Seligman Advisors, Inc. and Seligman Services, Inc.
- Director, Seligman Data Corp.
- President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1, 3

- Counsel, Lewis & Munday, P.C.
- Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
- Director, Kerr-McGee Corporation, Infinity, Inc. and Vibration Control Technologies, LLC
- Lead Outside Director, Digital Ally Inc.
- Director and Chairman, Highland Park Michigan Economic Development Corp.
- Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3

- Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1, 3

- Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
- Director, CommScope, Inc.

Brian T. Zino

- Director and President, J. & W. Seligman & Co. Incorporated
- Chairman, Seligman Data Corp.
- Director, ICI Mutual Insurance Company, Seligman Advisors, Inc. and Seligman Services, Inc.
- Member of the Board of Governors, Investment Company Institute

Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President and Chief Executive Officer

Eleanor T.M. Hoagland
Vice President and Chief Compliance Officer

Francis L. Mustaro
Vice President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Frank J. Nasta
Secretary

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

ITEM 2.	CODE OF ETHICS. Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Not applicable.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date:	June 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date:	June 2, 2006

By:	/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	June 2, 2006

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.